UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2014 (June 6, 2014)

SINOCOKING COAL AND COKE
CHEMICAL INDUSTRIES, INC.

(Exact name of Registrant as specified in charter)

Florida	001-15931	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Tiyu Road, Xinhua District,

Pingdingshan, Henan Province, China 467000

 (Address of principal executive offices)

+86-3752882999

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 6, 2014, SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders.  Set forth below is a brief description of each matter voted upon at the meeting and the final voting results with respect to each matter.

1.	The following individuals were nominated in 2014 to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2015 and until such director’s respective successor is elected or qualified, or until such director’s earlier death, resignation or removal from office. All of the nominees were elected. The results were as follows:

Nominee	Votes For	Votes Withheld/ Abstained	Broker Non-Votes
Jianhua Lv	8,935,049	72,059	6,155,003
Hui Huang	8,916,496	90,612	6,155,003
Yushan Jiang	8,916,886	90,222	6,155,003
Haoyi Zhang	8,916,848	90,260	6,155,003
Hui Zheng	8,934,449	72,659	6,155,003

2.	The appointment of HHC, CPA as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 was ratified. The results were as follows:

Votes For	14,706,575
Votes Against	405,910
Abstain	49,626

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SinoCoking Coal and Coke Chemical Industries, Inc. (Registrant)

Dated: June 11, 2014	By:	/s/ Song Lv
Song Lv
Chief Financial Officer

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